PERCEPTRON, INC.
                      Executive Agreement Not to Compete


         I recognize that Perceptron, Inc., a Michigan corporation (the "Company"), desires to insure that I do not compete with the Company, as specified below, in the event my employment with the Company is terminated.

         In consideration of the Company's employment of me, and other good and valuable consideration, the receipt of which is hereby acknowledged, I agree as follows:

         1. During the term of my employment by the Company (which period shall be referred to as "my Engagement"), and thereafter during the longer of (i) any period in which the Company is obligated to make payments to me (the "Payment Completion Period"), or (ii) 24 months from the end of my Engagement (the "Non-Compete Period"), I shall not engage, directly or indirectly, as officer, director, shareholder, partner, member, associate, consultant, owner, agent, independent contractor, employee or otherwise of any person, firm, corporation or other business engaged, anywhere in the world, (i) in any business conducted by the Company during my Engagement, or any business which the Company contemplated or planned, during my Engagement, to engage in, or (ii) in any business involving the design, development, manufacture, sale or servicing of laser-based three-dimensional machine vision sensors and systems utilizing electro-optical techniques or component parts utilized in such sensors or system (the "Non-Compete Provisions"); provided that the ownership of one (1%) percent or less of the stock in any publicly traded corporation in such a business shall not be violative of the foregoing covenant. In the event that I shall fail to comply with any of my obligations under this Agreement, in addition to any other remedies that the Company may have at law or in equity, my employment with the Company as an employee shall automatically terminate and the Company's obligations to me shall automatically terminate.

         2. I understand that nothing in this Agreement shall affect my obligations under the "Proprietary Information and Inventions Agreement" between the Company and myself dated ------------.

         3. (a) If, after the expiration of the first 12 months of the Non-Compete Period ("Initial Non-Compete Period"), and after a conscientious and diligent search of at least 120 days duration (including searches conducted during the Initial Non-Compete Period) for a position permitted by Paragraph 1 herein, I notify the Company in writing that I am unable, primarily due to such restrictions, to obtain a comparable position which shall be as compensatory to me as my remuneration with the Company when my employment was terminated, then (i) the Company shall have the option to retain me as a consultant by notifying me, at my last address as it appears in the Company's records, within 30 days of the receipt of my notice, of its desire to so retain me and (ii) the Company may at any time notify me that I shall thereafter cease to be bound by any of the restrictions of Paragraph 1 herein, and upon receipt of such notice, irrespective of the Company's prior election to retain me as a consultant, the Company shall cease to be bound to retain me as a consultant or liable for any other obligation pursuant to this Paragraph 3.

         (b) Whether or not I am retained as a consultant of the Company, I shall notify the Company, for a period of 24 months after termination, of any change in my address and each subsequent employment or business activity (stating the name and address of the employer or business, the nature of the business of such employer or business and the nature of my position) in which I engage during such 24 months.

         (c) If the Company retains me as a consultant, I shall, during the period of such retention, hold myself available to render consulting services to or at the direction of the Company in my area of expertise or special competence, at such places and times determined by the Company, for the remainder of the Non-Compete Period. Such consulting services shall be for not more than 40 hours per month, for which the Company shall pay me monthly an amount equal to my monthly basic salary paid by the Company at the time of termination of my employment, less an amount equal to all other compensation, in whatever form, paid or payable to me from any other person, corporation, or other entity for services rendered by me in such month (the "Consulting Fee"). In the event I am requested to render such consulting services to the Company during any month, but am unable to do so for any reason, then the Consulting Fee payable to me for such month shall be determined as follows: the monthly Consulting Fee times the number of hours of consulting performed by me for the Company in the month divided by the number of hours of consulting services requested by the Company to be rendered by me in such month (up to a maximum of 40 hours).

         (d) During the period of my retention as a consultant, I agree to continue to make a conscientious and diligent search for a position permitted by Paragraph 1 herein and agree to accept any such position offered to me.

         (e) During any period in which I am subject to the restrictions of Paragraph 1 herein, I shall, if requested by the Company, provide the Company with detailed written reports of efforts made by me to search for a position permitted by Paragraph 1 herein and provide the Company with such other information and documentation relating to such search as the Company may request from time to time. Such written reports shall include, but not be limited to, the name of all potential employers contacted, the business of the potential employer, the dates of contact, the manner of contact, the response received, all efforts taken to identify potential employers and all other efforts taken to search for a position permitted by Paragraph 1 herein. I hereby acknowledge that it is my sole obligation to establish to the Company's complete satisfaction that I am making a conscientious and diligent search for a position permitted by Paragraph 1 herein, and the Company shall have no obligation to make any payments of the Consulting Fee during any period in which I have not established to the Company's complete satisfaction that I have made and am making a conscientious and diligent search for a position permitted by Paragraph 1 herein.

         4. I acknowledge that this Agreement, embodies the entire agreement and understanding between the parties hereto and there are no other agreements or understandings, oral or written, between the parties hereto with respect to the subject matter hereof, and, that this Agreement shall supersede all previous agreements, negotiations, commitments and writings with respect to the subject matter hereof. No waiver and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

         5. I hereby acknowledge that, in the event any provision of this Agreement or portion thereof is found to be wholly or partially invalid, illegal or unenforceable in any judicial proceeding, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be.

         6. I acknowledge that the Company may assign its rights under this Agreement to any affiliate or any person who acquires or succeeds to any part of the business or assets of the Company.

         7. I acknowledge that if there is a breach or threatened breach of the provisions of this Agreement, the Company shall be entitled to an injunction restraining me from such breach, in addition to any other remedies available to the Company for such breach or threatened breach.

         8. I acknowledge that this Agreement may be executed in one or more counterpart copies; each of those fully executed copies shall be considered as original, but together shall constitute one agreement.

         9. I acknowledge that this Agreement has been negotiated, executed, and delivered in, and will be governed by the laws of, the State of Michigan, and I acknowledge and agree to submit to the jurisdiction of the courts of and in the State of Michigan with respect thereto.


Date:                    By:
                             ----------------------------

ACCEPTED AND AGREED TO:

PERCEPTRON, INC.

By:
   -----------------------------

Title:
      --------------------------




                               PERCEPTRON, INC.

                           Agreement Not To Compete


         I recognize that Perceptron, Inc., a Michigan Corporation (the "Company"), desires to insure that I do not compete with the Company, as specified below, in the event my employment with the Company is terminated.

         In consideration of one or more of the following: (i) the Company's employment of me, (ii) the Company's change in my compensation, or (iii) other good and valuable consideration, the receipt of which is hereby acknowledged, I agree as follows:

         1. I will not, for a period of two years, commencing with the termination of my employment with the Company, engage in any activities (directly or indirectly in any capacity), similar or reasonably similar to those in which I shall have engaged as an employee of the Company or render services similar or reasonably related thereto for any trade or business which directly competes with the Company in any place where the Company or any of its subsidiaries does or may do business, or has sold or may sell its products or services, in any line of business engaged in (or planned to be engaged in by the Company) at the time of such termination by the Company, whether now existing or hereafter established. Further I will not engage in such activities nor render such services to any other person or entity engaged or about to become engaged in such activities to, for or on behalf of any such trade or business.

         2. I understand that nothing in this agreement shall affect my obligations under the "Proprietary Information and Inventions Agreement" between the Company and myself dated June 11, 1996.

         3.      (a)     During any period in which I am subject to the
restrictions of Paragraph 1 herein, if after a conscientious and diligent search of at least 120 days duration for a position permitted by Paragraph 1 herein, I notify the Company in writing that I am unable, primarily due to such restrictions, to obtain a comparable position which shall be as compensatory to me as my remuneration with the Company when my employment was terminated, then (i) the Company shall have the option to retain me as a consultant by notifying me, at my last address as it appears in the Company's records, within 30 days of the receipt of my notice, of its desire to so retain me and (ii) the Company may at any time notify me that I shall thereafter cease to be bound by any of the restrictions of Paragraph 1 herein, and upon receipt of such notice, irrespective of the Company's prior election to retain me as a consultant, the Company shall cease to be bound to retain me as a consultant or liable for any other obligation pursuant to this Paragraph 3.

                 (b) Whether or not I am retained as a consultant of the Company, I shall notify the Company for a period of 24 months after termination of any change in my address and each subsequent employment or business activity (stating the name and address of the employer or business, the nature of the business of such employer or business and the nature of my position) in which I engage during such 24 months.

                 (c) If the Company retains me as a consultant, I shall, during the period of such retention, hold myself available to render consulting services to or at the direction of the Company in my area of expertise or special competence, at such places and times determined by the Company, for up to two years following the termination of my employment with the Company. Such consulting services shall be for not more than 40 hours per month, for which the Company shall pay me monthly an amount equal to my monthly basic salary paid by the Company at the time of termination of my employment, less an amount equal to all other compensation, in whatever form, paid or payable to me from any other person, corporation, or other entity for services rendered by me in such month (the "Consulting Fee"). In the event I am requested to render such consulting services to the Company during any month, but am unable to do so for any reason, then the Consulting Fee payable to me for such month shall be determined as follows: the monthly Consulting Fee times the number of hours of consulting performed by me for the Company in the month divided by the number of hours of consulting services requested by the Company to be rendered by me in such month (up to maximum of 40 hours).

                 (d) During the period of my retention as a consultant, I agree to continue to make a conscientious and diligent search for a position permitted by Paragraph 1 herein and agree to accept any such position offered to me which is comparable to my position with the Company.

                 (e) During any period in which I am subject to the restrictions of Paragraph 1 herein, I shall, if requested by the Company, provide the Company with detailed written reports of efforts made by me to search for a position permitted by Paragraph 1 herein and provide the Company with such other information and documentation relating to such search as the Company may request from time to time. Such written reports shall include, but not be limited to, the name of all potential employers contacted, the business of the potential employer, the dates of contact, the manner of contact, the response received, all efforts taken to identify potential employers and all other efforts taken to search for a position permitted by Paragraph 1 herein. I hereby acknowledge that it is my sole obligation to establish to the Company's complete satisfaction that I am making a conscientious and diligent search for a position permitted by Paragraph 1 herein, and the Company shall have no obligation to make any payments of the Consulting Fee during any period in which I have not established to the Company's complete satisfaction that I have made and am making a conscientious and diligent search for a position permitted by Paragraph 1 herein.

         4. I acknowledge that this agreement, embodies the entire agreement and understanding between the parties hereto and there are no other agreements or understandings, oral or written, between the parties hereto with respect to the subject matter hereof, and, that this agreement shall supersede all previous agreements, negotiations, commitments and writings with respect to the subject matter hereof. No waiver and no modification or amendment of any provision of this agreement shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

         5. I hereby acknowledge that, in the event any provision of this agreement or portion thereof is found to be wholly or partially invalid, illegal or unenforceable in any judicial proceeding, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this agreement, as the case may require, and this agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be.

         6. I acknowledge that the Company may assign its rights under this agreement to any affiliate or any person who acquires or succeeds to any part of the business or assets of the Company.


         7. I acknowledge that if there is a breach or threatened breach of the provisions of this agreement, the Company shall be entitled to an injunction restraining me from such breach, in addition to any other remedies available to the Company for such breach or threatened breach.

         8. I acknowledge that this agreement may be executed in one or more counterpart copies; each of those fully executed copies shall be considered as original, but together shall constitute one agreement.

         9. I acknowledge that this agreement has been negotiated, executed, and delivered in, and will be governed by laws of, the State of Michigan, and I acknowledge and agree to submit to the jurisdiction of the courts of and in State of Michigan with respect thereto.



Date: June 26, 1996                 By:
                                       --------------------------


ACCEPTED AND AGREED TO:
PERCEPTRON, INC.

By:
    ---------------------------